atlantic city
electric
Your life. Plugged in
HYBRID

Pepco Holdings, Inc

Morgan Stanley Utilities Conference
NEW YORK, NY • MARCH 8, 2012

Safe Harbor Statement/Regulation G Information
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, and each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private
Securities Litigation Reform Act of 1995. These statements include declarations regarding each reporting company’s intents, beliefs and current expectations. You can generally identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,”
“believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more reporting company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section of each reporting company’s annual report on Form 10-K for the year ended
December 31, 2011 (as amended) and other SEC filings, and investors should refer to this risk factor section. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each reporting company’s control and may cause actual results to differ materially from those contained in forward-looking statements: changes in governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; the outcome of pending and future rate cases, including the possible disallowance of costs and expenses; the expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs; possible fines, penalties or other sanctions assessed by regulatory authorities against Pepco Holdings’
regulated utilities; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by, and decisions of, Federal and/or state regulatory commissions, PJM, the North American Electric Reliability
Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence each reporting company’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and the impact of credit and capital market conditions on the ability of a reporting company to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and each reporting company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a reporting company to predict all such factors, nor can any reporting company assess the impact of any such factor on such reporting company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

atlantic city electric
A PHI Company
delmarva power
A PHI Company
pepco
A PHI Company

- Implement Blueprint for the Future - AMI, energy efficiency, demand response, decoupling pepco Energy Services

Regulated Utility Operations
Pepco Energy Services

Pepco Holdings, Inc

PHI’s Strategic Focus
• Invest in T&D infrastructure
• Focused on reliability and operational excellence
• Achieve reasonable regulatory outcomes
Power Delivery
Pepco Energy Services
• Build profitable market share and increase
 earnings contribution from energy services
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Operating Income Business Mix
Forecasted 2012 - 2016
5 - 10%
90 - 95%

Distribution - Reliability, $2,090
Distribution - Blueprint, $184
Distribution - Other, $1,426
IT/Other, $358
Transmission - MAPP, $205 (1)
Transmission - Other, $812
Transmission - Reliability, $544

5-Year Total: $5,619 (2)

Pepco Holdings, Inc

Power Delivery - Growth Opportunity
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Assumes Mid-Atlantic Power Pathway (MAPP) in-service date of 2020.
(2) Net of anticipated reimbursement of $53 million pursuant to awards from the U.S. DOE under the ARRA.
Capital Expenditures - 2012 - 2016 Forecast
(Millions of Dollars)
• 2010 year-end rate base of $5.1 billion
 – Distribution - $3.9 billion (77%)
 – Transmission - $1.2 billion (23%)
• Five-year capital expenditure forecast
 of $5.6 billion
 – Distribution - $4.1 billion (73%)
 – Transmission - $1.5 billion (27%)
Robust five-year capital expenditure forecast provides
opportunity for long-term earnings growth

Reliability Enhancement Plan -
Improving System Reliability is a Top Priority
• Our progress in Pepco’s service territory since 2010*:
 – Tree Trimming - Trimmed along nearly 3,500 miles of power lines to remove limbs that threatened our equipment
 – Cable Replacement - Replaced or upgraded more than 340 miles of underground cable
 – Selective Undergrounding - Identified overhead lines for potential undergrounding
 – Distribution Automation - Added 125 automated switches that will reroute power more effectively during outages
 – Customer Communications - Added call center staff and more than doubled phone lines
 – Technology-Based Improvements - Implemented technology on mobile devices to view online outage maps and enable customers to report outages
• System reliability has improved over the past year
 – Improved reliability statistics in 2011 for Pepco customers serviced by upgraded power lines:
 • 39% reduction in the average number of power outages
 • 56% reduction in the average outage duration
 – Benefits of reliability initiatives demonstrated during Hurricane Irene
* Reliability Enhancement Plan introduced fall of 2010. Data as of 12/31/11

Pepco		Delmarva Power	
	DC	MD	MD	DE
Electric meter installation*	• 90% complete; to be completed 2Q2012 • Regulatory asset approved	• 12% complete; to be completed 4Q2012 • Regulatory asset approved	• Business case submitted, awaiting PSC order	• 99% complete • Regulatory asset approved
Electric meter activation	• 21% activated; to be completed in 2012	• To begin 2Q2012; to be completed 1Q2013	• N/A	• 99% complete; to be completed in 2012
AMI Customer Benefits – When did they start?	• Online access to energy usage data – 2Q2011 • Outage detection – 2Q2011 • Online Bill to Date & Projected Bill – 4Q2011	• Online access to energy usage data – 4Q2011 • Outage detection – 4Q2011 • Online Bill to Date & Projected Bill – 4Q2011	• N/A	• Online access to energy usage data – 1Q2010 • Outage detection – 1Q2010 • Online Bill to Date & Projected Bill – 4Q2011
Critical Peak Rebate form of dynamic pricing*	• Final form pending; proposed phase-in for residential customers to begin in 2012	• Approved in concept; phase-in for residential customers to begin in 2012	• Approved in concept pending AMI deployment authorization	• Approved; phase-in for residential customers to begin in 2012

Pepco Holdings Inc

Advanced Metering Infrastructure -
Status by Jurisdiction
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Deferred in New Jersey

- Regulators have been supportive of cost recovery for AMI, energy efficiency and demand response initiatives
- Regulators have been supportive of decoupling efforts in Maryland, the District of Columbia and Delaware

  – *PHI response - Revising our approach to presenting rate cases, pursuing acceptance of alternative rate making mechanisms/approaches, and educating the regulatory community on the topic of regulatory lag*
- Current focus on improving reliability and customer service
  – *PHI response - Advancing infrastructure improvements and system maintenance aimed at improving reliability and enhancing the emergency restoration process to improve customer communications*

NJ 17%
MD 26%
DE 13%
DC 21%
FERC 23%

Pepco Holdings, Inc

Diverse Regulatory Environment
Strengths
• Recent distribution rate case decisions have generally
 reflected adherence to key ratemaking precedents
• Formula rates in place at FERC
Challenges
• Regulatory lag in distribution business
Regulatory Diversity
Rate Base*
* Based on year-end 2010 rate base.

Closing the ROE Gap - An Earnings Growth Opportunity

(Millions of Dollars)	Pepco	Delmarva Power	Atlantic City Electric	Total
2011 Earnings	$ 99	$ 71	$ 39	$ 209
Average Equity	$ 1,480	$ 865	$ 750	$ 3,095
Earned ROE	6.69%	8.21%	5.20%	6.75%
Target Financial ROE[(1)]	9.80%	10.12%	10.34%	
Additional Earnings Required to Achieve Target ROE	$ 46	$ 17	$ 39	$ 102
Additional Revenue Required to Achieve Target ROE	$ 77	$ 28	$ 65	**$ 170**
Additional Revenue Required to Achieve Target ROE - Percentage of Total Revenue[(2)]	3.8%	2.7%	5.2%	**3.9%**

Earnings Impact of Reducing Regulatory Lag

	Pepco	Delmarva Power	Atlantic City Electric	Total
Additional Earnings from 50 bps Increase in Earned Utility ROE	$ 7	$ 4	$ 4	$ 15
Additional Ongoing EPS[(3)]	$ 0.03	$ 0.02	$ 0.02	**$ 0.07**
Additional Earnings from 100 bps Increase in Earned Utility ROE	$ 15	$ 9	$ 8	$ 32
Additional Ongoing EPS[(3)]	$ 0.07	$ 0.04	$ 0.03	**$ 0.14**

Pepco Holdings, Inc

(1) Target Financial ROE reflects estimated weighted average authorized return on equity based on the estimated
 2011 rate base. Target Financial ROEs are reduced by 25 basis points to allow for the historical differences between “financial” and “regulatory” cost of service.
(2) Excludes “Other Electric and Gas” revenue
(3) Based on 2011 weighted average common shares outstanding

Note: See Safe Harbor Statement at the beginning of today’s presentation.

• Filed distribution base rate cases in each of our electric jurisdictions in 2011 requesting an annual increase in revenue of $247 million in total:
• Filed in each of our electric jurisdictions in 2011 proposals for adopting two mechanisms to reduce regulatory lag:
 – Reliability Investment Recovery Mechanism* - provides full and timely recovery of future capital investments related to distribution system reliability
 – Fully forecasted test years
Distribution Rate Cases - The Current Cycle
Jurisdiction/Company	Requested Revenue Requirement Increase (millions)	Requested Return on Equity	Initial File Date	Expected Timing of Decision
DC - Pepco	$42.5	10.75%	7/8/11	Q2-2012
NJ - ACE	$79.5	10.75%	8/5/11	TBD
DE - DPL	$31.8	10.75%	12/2/11	Q3-2012
MD - DPL	$25.2	10.75%	12/9/11	Q3-2012
MD - Pepco	$68.4	10.75%	12/16/11	Q3-2012
* Referred to as the Infrastructure Investment Program in NJ
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	Case No. 1087 Pepco - DC[1]
Test Period	6 mos. actual 6 mos. forecast ended 9/30/11
Adjusted Rate Base	$1,172.0
Equity Ratio	49.2%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase[2]	$42.5
Residential Total Bill % Increase	5.3%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	7/8/11
Intervenors Testimony	12/14/11
Rebuttal Testimony	1/16/12
Evidentiary Hearings	1/30 - 2/3/12
Initial Briefs	TBD
Reply Briefs	TBD
Expected Timing of Decision	Q2-2012

Pepco Holdings, Inc

Distribution Rate Cases - Pending
Pepco - District of Columbia
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Regulatory lag mitigation measures proposed:
 • Reliability Investment Recovery Mechanism (RIM)
 • Fully forecasted test years
(1) Current filed position as of October 29, 2011
(2) Intervenors revenue requirements are as follows: Washington Metropolitan Area Transit Authority (WMATA)
 $33.9M based on 9.9% ROE; Apartment and Office Building Association (AOBA) $25.3M based on 9.2% ROE;
 Office of People’s Counsel (OPC) $8.8M based on 9.0% ROE.
Drivers of requested increase:
•Rate base growth/reliability investments
•Increase in operating expenses
•Investment in Advanced Metering Infrastructure (AMI)
•Customer service enhancements
•Increase in authorized ROE
•Under-earning currently authorized returns

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ*
Test Period*	12 mos. actual ending 12/31/11
Adjusted Rate Base	$987.1
Equity Ratio	48.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$79.5
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	8/5/11
Intervenors Testimony	4/2/12
Rebuttal Testimony	5/11/12
Evidentiary Hearings	6/18 - 6/25/12
Initial Briefs	7/16/12
Reply Briefs	7/30/12

Pepco Holdings Inc

Distribution Rate Cases - Pending
Atlantic City Electric - New Jersey
Drivers of requested increase:
• Rate base growth/reliability investments
• Increase in operating expenses
• Recovery of Hurricane Irene restoration expenses
• Increase in authorized ROE
• Under-earning currently authorized returns
* Current filed position as of February 23, 2012.
Regulatory lag mitigation measure proposed in a separate
 filing made October 18, 2011:
• Request the continuance and expansion of the recently
 completed Infrastructure Investment Program (IIP)
• Allows recovery of non-revenue generating infrastructure
 investment through a special rate outside of a base rate
 filing
• Under the IIP, Atlantic City Electric proposes to recover
 reliability-related capital expenditures of $63 million, $94 million and $81 million, in 2012, 2013 and 2014,
 respectively
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	Docket No. 11-528 DPL Electric - DE
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$600.0
Equity Ratio	49.5%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$31.8*
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$1.2

	Procedural Schedule
Initial Filing Date	12/2/11
Intervenors Testimony	5/1/12
Rebuttal Testimony	6/12/12
Evidentiary Hearings	7/30 - 8/1/12
Initial Briefs	TBD
Reply Briefs	TBD

Drivers of requested increase:

Pepco Holdings Inc

Distribution Rate Cases - Pending
Delmarva Power - Delaware Electric
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Rate base growth/reliability investments
• Increase in operating expenses
• Recovery of Hurricane Irene restoration expenses
• Customer service enhancements
• Increase in authorized ROE
• Under-earning currently authorized returns
Two regulatory lag mitigation measures proposed in filing:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test periods
*  As permitted by Delaware law, Delmarva Power implemented an interim rate increase of $2.5 million on
 January 31, 2012, subject to refund.

(Millions of Dollars)	Case No. 9285 Delmarva Power - MD
Test Period	12 mos. actual ending 12/31/11
Adjusted Rate Base	$399.2
Equity Ratio	49.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$25.2
Residential Total Bill % Increase	5.6%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$0.9

	Procedural Schedule
Initial Filing Date	12/9/11
Intervenors Testimony	3/19/12
Rebuttal Testimony	4/6/12
Evidentiary Hearings	Weeks of 4/23, 4/30 & 5/7/12
Initial Briefs	5/24/12
Reply Briefs	6/6/12
Expecting Timing of Decision	7/6/12

Drivers of requested increase:

Pepco Holdings Inc

Distribution Rate Cases - Pending
Delmarva Power - Maryland
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Rate base growth/reliability investments
• Increase in operating expenses
• Recovery of Hurricane Irene restoration expenses
• Customer service enhancements
• Increase in authorized ROE
• Under-earning currently authorized returns
Regulatory lag mitigation measures proposed in filing:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years

(Millions of Dollars)	Case No. 9286 Pepco - MD
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$1,001.7
Equity Ratio	50.4%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$68.4
Residential Total Bill % Increase	4.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.0

	Procedural Schedule
Initial Filing Date	12/16/11
Intervenors Testimony	3/23/12
Rebuttal Testimony	4/11/12
Evidentiary Hearings	Weeks of 4/23, 4/30 & 5/7/12
Initial Briefs	5/31/12
Reply Briefs	6/13/12
Expected Timing of Decision	7/13/12

Drivers of requested increase:

Pepco Holdings, Inc

Distribution Rate Cases - Pending
Pepco - Maryland
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Rate base growth/reliability investments
• Increase in operating expenses
• Recovery of Hurricane Irene restoration expenses
• Customer service enhancements
• Increase in authorized ROE
• Under-earning currently authorized returns
Regulatory lag mitigation measures proposed in filing:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years

Pepco Energy Services
• Provider of retail energy services to large
 government and institutional customers
• Energy Efficiency - leading developer of energy
 efficiency projects; $1 billion of energy efficiency
 projects completed since 1995
• Combined Heat and Power (CHP)/Thermal -
 develop, operate, and maintain CHP and thermal
 energy plants
• Renewable Energy - own and operate 12 MW of
 renewable energy facilities
• W.A. Chester - primarily underground high
 voltage transmission construction for utilities
• Energy Supply
 – PES will substantially wind down the retail energy supply business by early 2013
 – PES also owns two peaking power plants that are scheduled to retire in 2012
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)

Contracts Signed - 2011	Value	
Virginia Dept. of Military Affairs	$	43
Maryland Port Administration		28
Bureau of Engraving and Printing		14
Other		44
	$	**129**

$700
$600
$500
$400
$300
$200
$100
$0
2007
2008
2009
2010
2011
Contract Signings
Prospective Project Pipeline

Pepco Holdings, Inc

Pepco Energy Services -
Business Development and Marketing Update
• PES has signed $47 million of new energy efficiency
 contacts in the fourth quarter of 2011 ($129 million in
 2011)
• Project development pipeline has grown to $622
 million, up 38% since January 1, 2011
• PES continues to grow its business development staff
• Economic environment slowed contract signings with
 state and local governments in 2011

Contracts Signed and
Prospective Project Pipeline
(Millions of Dollars)

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2011 Adjusted*
2012E Guidance

Pepco Holdings, Inc

2012 Earnings Guidance
Earnings Per Share
$1.15 - $1.30
$1.25
The guidance range excludes:
• The results of discontinued operations and the impact of any special, unusual or extraordinary items
• The after tax net mark-to-market effects of economic hedging activities associated with the retail energy supply business at Pepco Energy Services
The guidance range assumes/includes:
• Normal weather conditions
* See Appendix for reconciliation of GAAP earnings to adjusted earnings.
Note: See Regulation G Information at the beginning of today’s presentation.

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.25
$0.04
$0.04
$0.04
$0.02
$0.02
($0.09)
($0.08)
($0.07)
($0.06)
($0.01)
$1.15 - $1.30
Impact of Reasonable Regulatory Outcomes, 2012 Debt and Equity Financing, and Other, Net
2011 Adjusted
O&M
2011 Incremental Storm Cost
Miscellaneous Distribution Revenue
Annualization of 2011 Rate Increases
Transmission Revenue
PES, Primarily Energy Supply Wind Down
Tax Adjustments - 2011
D&A
SOS Margin
Normal Weather
2012E Guidance

Pepco Holdings, Inc

2012 Earnings Guidance (continued)
Earnings Per Share - 2011 Adjusted vs. 2012 Guidance
Note: See Regulation G Information at the beginning of today’s presentation.
*
* See Appendix for reconciliation of GAAP earnings to adjusted earnings.

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.54%
4.67%
PHI
S&P 500 Electric Utilities

Source: Thomson Reuters, dividend yield as of March 2, 2012

Pepco Holdings Inc

Stable Dividend, Attractive Yield
• Indicated annual dividend of $1.08 per share supported by regulated utility earnings
• Current dividend yield is 19% higher than the average dividend yield for companies in the S&P 500 Electric Utilities
Attractive Dividend Yield

Note: See Safe Harbor Statement at the beginning of today’s presentation.

• Stable Earnings Base - Derived primarily from regulated utility business
• Long-term Earnings Growth - Driven by T&D utility infrastructure investments and reasonable regulatory outcomes
• Financial Strength - Strong balance sheet, ample liquidity, solid investment grade credit ratings
• Stable Dividend - Attractive current yield
• Experienced Team - Delivering on commitments
Investment Highlights
PHI - Well Positioned to Deliver Value
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Appendix

Earnings per Share

	Year Ended December 31, 2011	Year Ended December 31, 2010
Earnings per share of common stock from Continuing Operations (GAAP)	**$ 1.15**	**$ 0.62**
Adjustments - Special Items:		
Debt extinguishment costs	-	0.51
Restructuring charge	-	0.08
Effects of Pepco divestiture-related claims	-	0.03
	1.15	1.24
Adjustments - Guidance Related:		
Mark-to-market losses from PES retail energy economic hedging activities	0.08	-
Effect of adopting a tax law change in District of Columbia	0.02	-
Adjusted earnings per share of common stock from Continuing Operations (Non-GAAP)	**$ 1.25**	**$ 1.24**

Pepco Holdings Inc

2011 Earnings Per Share Guidance Range
$1.15 - $1.25
Note: See Regulation G Information at the beginning of today’s presentation.

Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2010 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) **(1) (2)**	$ 1.03	$ 0.16	$ 0.11	$ (0.06)	$ 1.24
Change from 2010 Adjusted earnings (loss) per share from Continuing Operations					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) **(3)**	(0.02)	–	–	–	(0.02)
- Rate Increases	0.10	–	–	–	0.10
- Other Distribution Revenue	(0.02)	–	–	–	(0.02)
• Network Transmission Revenue	0.07	–	–	–	0.07
• ACE Basic Generation Service (primarily unbilled revenue)	(0.01)	–	–	–	(0.01)
• Standard Offer Service Margin	0.08	–	–	–	0.08
• Operation & Maintenance	(0.25)	–	–	–	(0.25)
• Depreciation	(0.04)	–	–	–	(0.04)
• Other, net	0.03	–	–	–	0.03
Pepco Energy Services					
• Retail Energy Supply	–	(0.06)	–	–	(0.06)
• Energy Services	–	0.04	–	–	0.04
Other Non-Regulated	–	–	–	–	–
Corporate and Other	–	–	–	0.03	0.03
Net Interest Expense	(0.01)	0.03	–	0.15	0.17
Income Tax Adjustments					
• Interest Related to Tax Settlement (covering prior tax years)	0.04	–	0.04	–	0.08
• Other Income Tax Adjustments, net	(0.06)	0.01	0.03	(0.16)	(0.18)
Dilution	(0.01)	–	–	–	(0.01)
2011 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) **(2) (4)**	**$ 0.93**	**$ 0.18**	**$ 0.18**	**$ (0.04)**	**$ 1.25**

Pepco Holdings Inc

Earnings Per Share Variance -
Twelve Months Ended December 31
(1) The 2010 weighted average number of basic and diluted shares outstanding was 224 million.
(2) See prior slide for reconciliation of GAAP earnings to adjusted earnings.
(3) The effect of weather compared to the 20-year average weather is estimated to have increased earnings by $0.01 per share.
(4) The 2011 weighted average number of basic and diluted shares outstanding was 226 million.
Note: See Regulation G Information at the beginning of today’s presentation.

(Millions of Dollars)	2012	2013	2014	2015	2016	5 Year Total
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 111	$ 138	$ 131	$ 137	$ 135	$ 652
Reliability (facility replacements/upgrades for system reliability)	409	431	422	421	420	2,103
DOE Reimbursement[1]	(10)	(3)	-	-	-	(13)
Load (new/upgraded facilities to support load growth)	81	110	176	131	156	654
Distribution - Blueprint:						
Advanced Metering Infrastructure (AMI) [2]	120	3	-	9	92	224
DOE Reimbursement[1]	(40)	-	-	-	-	(40)
Transmission:						
Customer Driven	14	1	10	5	7	37
Reliability (facility replacements/upgrades for system reliability)	87	102	143	140	72	544
Load and Other	204	157	125	110	179	775
Mid-Atlantic Power Pathway (MAPP) [3]	5	2	2	6	190	205
Gas Delivery	22	23	23	25	27	120
Information Technology	15	10	11	10	17	63
Corporate Support and Other	125	70	39	29	32	295
Total Power Delivery	$1,143	$1,044	$1,082	$1,023	$1,327	$ 5,619

Pepco Holdings, Inc

Capital Expenditures Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(2)  Installation of AMI in New Jersey is contingent on regulatory approval ($9 million in 2015, $92 million in 2016).
(3) Assumes MAPP in-service date of 2020.

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
(Millions of Dollars)
$66
$72
Pension & OPEB

$300
$250
$200
$150
$100
$50
$0
(Millions of Dollars)
$110
$200
Pension

Key Metrics – Pension and OPEB Plans (millions of dollars)

Pension	12/31/11	OPEB	12/31/11	Pension Cost Assumptions for 2012	
Assets	$1,694	Assets	$281	Discount Rate	5.00%
Plan Obligations	$2,124	Plan Obligations	$750	Expected Return on Assets (Long-term)	7.25%

Pepco Holdings Inc

Pension and OPEB Impacts
Net Pension & OPEB Pre-Tax Expense (O&M)
Pension Cash Contributions
■ 2011A ■ 2012E
Note: See Safe Harbor Statement at the beginning of today’s presentation.
■ 2011A ■ 2012A

Reliability Standards - Maryland
• Following working group process and rule making hearings, Commission approved draft rules establishing requirements for:
 – Service interruption duration and frequency standards
 – Service restoration
 – Poorest performing feeder and device activation standards
 – Downed wire response
 – Customer communications
 – Vegetation management
 – Equipment inspection
 – Major Outage Event Plan
• First measurement period begins as soon as the regulations are adopted (expected to be no later than July 1, 2012)
Maryland (PSC - RM43) - Rule making proceeding applying to all electric utilities in the state to establish comprehensive reliability and service standards

Reliability Standards - District of Columbia
• New rules require improvement in reliability performance (outage frequency and duration) on an annual basis beginning in 2013 and continuing through 2020
• Revision to rules adopted by Commission in February 2012 to address certain issues raised by Pepco in an application for reconsideration:
 – Method to calculate reliability was revised to a manner reflecting District of Columbia-only data
 – After June 2015, Pepco may petition the Commission to re-evaluate reliability standards for 2016-
 2020 to address feasibility and cost issues
District of Columbia - New reliability standards adopted in July 2011, further technical revisions adopted February 2012

• Equity investment as of December 31, 2011 of $1.3 billion
• Annual tax benefits of $51 million
• Annual net earnings of $21 million
• Current Status:
 – IRS audit settlement approved in November 2010 for the 2001/2002 periods; disallowed net losses on the cross-border energy leases
 – Paid $74 million of taxes, $1 million of penalties and $28 million of interest associated with the 2001/2002 audit in 2011
 – Filed a claim for refund of tax payment, interest and penalties with the IRS in July 2011
 – Since the claim for refund was not approved by the IRS within the statutory six-month period, complaints were filed in the U.S. Court of Federal Claims against the IRS in
 January 2012 to resolve the issue and recover the tax payment, interest and penalties
 – Absent a settlement, litigation will likely take several years to resolve
Cross-Border Energy Lease Status
Note: See Safe Harbor Statement at the beginning of today’s presentation.